EXHIBIT 10.3


                                DATE 18 MAY 2004


                        PERSISTENCE OF VISION SDN BHD (1)


                           PEAK ENTERTAINMENT LTD (2)


                   -------------------------------------------
                           AGREEMENT FOR THE PROVISION
                            OF CO PRODUCTION SERVICES
                     RE: "MONSTER IN MY POCKET - THE QUEST"
                   -------------------------------------------

THIS AGREEMENT is made the 18th day of May 2004

BETWEEN

(1) Persistence of Vision Sdn Bhd, LG Floor, Faculty of Creative Multimedia, Multimedia University, Jalan Multimedia, 63100 Cyberjaya, Malaysia ("POV") (which expression shall include its successors in title and assigns) and;
(2) PEAK ENTERTAINMENT LIMITED of Bagshaw Hall, Bagshaw Hill, Bakewell, Derbyshire, DE45 1DL ("PEAK") (a company incorporated under the laws of the United Kingdom)

WHEREAS

(A) PEAK wishes POV to co-produce an animated television programme for children provisionally entitled "Monster in my Pocket - The Quest" and comprising 26 episodes each having an episodic commercial slot length of 30 minutes inclusive of titles and credits, 22 minutes of animation excluding titles and credits as set out in EXHIBIT A "Production Services"
(B) POV wishes to carry out such co-production work in accordance with the requirements of this Agreement.

NOW IT IS HEREBY AGREED as follows:-
     DEFINITIONS

         In this Agreement, the following words and phrases should have the following meanings:

        "the Cashflow"              the  cashflow  of the POV Budget (as defined
                                    below) set out in Exhibit B;

        "POV Representative"        Alice Dizon Manuel or their designee;

        "the PEAK Materials"        the  material to be delivered by PEAK to POV
                                    identified in paragraph 2 of Exhibit A;

        "the Delivery Materials"    the  delivery   materials  which  POV  shall
                                    deliver to PEAK set out in paragraph 4 of Exhibit A;

        "PEAK's Representative"     Phil Ogden or their designee;

        "the Production Schedule"   the delivery milestones and payment schedule
                                    for the provision of the Production Services
                                    (as defined below) set out in Exhibit A and payments from PEAK to POV corresponding to the deliveries from POV to PEAK set out in Exhibit C (1) & (2);

        "the Production Services"   the  production  services  to be provided by
                                    POV as set out in Exhibit A;

        "the POV Budget"            the budget agreed as set out in Exhibit B;

        "the Specifications"        the specifications set out in paragraph 1 of
                                    Exhibit A;

        "Creative Retakes"          Retakes   to  digital   layout,   animation,
                                    special  effects,  lighting  or  compositing
                                    that   deviate  from   storyboards   or  any
                                    reference   materials   supplied   by  PEAK,
                                    excluding minor timing alterations;

        "Technical Retakes"         Retakes   to  digital   layout,   animation,
                                    special  effects,  lighting  or  compositing
                                    necessitated  by  original  take  by POV not
                                    conforming   to    storyboards,    broadcast
                                    specification or any reference materials supplied by PEAK.

1.       TERMS AND RIGHTS

         1.1. PEAK has prepared a cashflow budget for the pre-production, CG animation production and post-production ("Production Budget") and a production schedule for the Series. Subject to further agreement, the Production Budget shall be US$7,100,000. The CG animation production schedule has been agreed by the parties hereto.

                  1.1.1.   PEAK Shall;

                  (a) contribute, unless further financing be procured from other co-production parties, US$100,000 financing per episode to the CG Animation Production Budget (by way of cash and/or deferment of pre-production and post-production fees);

                  (b) pay the US$ 100,000, if by way of cash, as per the Production Schedule as set out in Exhibit C(1) & C(2) & D;

                  (c) be charged any interest incurred by POV, as a result of receiving loan funds from Malaysia Debt Ventures
                           (MDV) or any bank and the interest charges will be billed to PEAK and payable to POV on a monthly basis;

                  (d) be responsible for the pre-production and post-production work of the Series and shall receive US$148,077 per episode for its work out of the Production Budget;

                  (e)      recoup the contribution  and/or deferment from future
                           proceeds  in  position  to  be   negotiated   by  all
                           co-production parties, including the parties hereto;

                  (f) subject to the ownership to be shared by other co-production parties who contribute to the financing of the Production Budget, own 90.9% of the right of the Series and receive 90.9% of worldwide Net Proceeds from all sources and in perpetuity;

                  (g) subject to distribution rights to be granted to other parties, be designated as the sole and exclusive worldwide distributor of all exploitable rights regarding the Series.

                  (h) furnish POV with scripts, model pack (to include 13 main character models, all secondary character models, 3 vehicle models, all main props, 8 main locations, colour keys and key backgrounds), exposure sheets, audio tapes (and/or CD audio) with edited dialogue and all other pre-production materials up to timed or slugged storyboards.

                  (i) shall pay the progress payments, as per the agreed Production Schedule, in the event the MDV funding does not come through.

                  (j) in the event Peak can not pay the progress payments and the project is terminated, Peak will be responsible for paying for the total cost of the work done at the date of the termination and all costs associated with the work, including all hardware and software purchased specifically for this series.

         1.1.2.   POV Shall;

                  (a) contribute to delivering the 3-minute trailer and to US$25,000 financing per episode to the CG Animation Production Budget in accordance to the schedule of the Production Budget;

                  (b) be responsible for CG production of the Series based on the Property and the pre-production materials supplied by PEAK and shall receive US$100,000 per episode by stages for its CG production work out of the Production Budget. The CG animation to be produced thereof shall not be sub-standard to the quality of the 3-minute trailer;

                  (c) commence the CG animation production of the series and receive 50% downpayment of the fee to do the set-ups, upon signing of the agreement and shall further receive the balance of the CG animation production fees depending on stages of completion as set out in Exhibit C(1) & C(2). If for any reason the full production does not commence past the delivery of the trailer, POV will invoice PEAK, US$187,000 plus any costs to cover the production completion of the 3-minute trailer and any "Additional Production Services" and PEAK agrees to pay in full.

                  (d) recoup the contribution from future proceeds in position to be negotiated by all parties, including the parties hereto;

                  (e) own 9.1% of the Series, receive 9.1% of worldwide Net Proceeds from all sources and in perpetuity.

         1.1.3.   Net Proceeds

                           "Net Proceeds" as used herein, shall mean gross receipts from exploitation of the Series in any and all media (whether now known or hereafter discovered), including merchandising and licensing relating to the Series, in all territories, and in perpetuity, less (a) distribution fees and expenses (to be agreed in formal agreement), (b) the Production Budget including all deferments and (c) marketing expenses (to be agreed in formal agreement). For the avoidance of doubt, Net Proceeds shall include any revenue or proceeds arising from any sale or assignment of any rights (including but not limited to merchandising and broadcasting rights) generated from or associated with the Series.

2.       PRODUCTION SERVICES

         2.1 POV shall provide and supply to PEAK all the CG Animation Production Services to enable the Programmes (as defined in Exhibit A) to be produced in accordance with this Agreement and the Specifications. All dates and time periods for the provision of the Production Services shall be in accordance with the Production Schedule.

         2.2 PEAK undertakes to supply to POV the PEAK Materials according to the dates stated on the production schedule to enable POV to undertake the CG Animation Production Services. Should there be any delay in PEAK's delivery of the complete Pre-Production Materials (defined as PEAK's Materials) of each and every episode to POV, then POV shall have the equivalent additional time to deliver the corresponding and the subsequent episodes, due to this delay.

         2.3 POV shall be entitled to give comments to PEAK in respect of the PEAK Materials and PEAK agrees to give consideration to such comments in good faith within (48) hours.

         2.4 If PEAK requires POV to supply services or facilities in addition to or different from those mentioned in the CG Animation Production Services for the 3-minute trailer and for the 26-episode series or require an alteration or extension to the Production Schedule or alterations to previously approved items ("Additional Production Services" and "Creative Retakes") it is agreed that POV will notify PEAK that such services constitute Additional Production Services and Creative Retakes. POV shall submit to PEAK within (7) calendar days a quotation of the cost and the additional time required to deliver said Additional Production Services and Creative Retakes. Provided PEAK shall have given its prior written consent to POV, within (7) calendar days, POV will do so in accordance with the agreed quotation. If such consent is not received by POV as per agreed stipulated timeline, it is deemed that consent is not provided by PEAK.

         2.5 It is understood that the cost of any such Additional Production Services and Creative Retakes (strictly as agreed in advance in writing by PEAK in accordance with clause 2.4) will be an additional cost ("Additional Cost") over and above the POV Budget for the CG Animation Production Services. The Additional Cost(s) will be invoiced by POV and paid by PEAK at such installments (50% downpayment upon confirmation of cost and 50% balance upon completion of said Additional Production Services and Creative Retakes), as PEAK and POV shall have agreed at the time of the request for the Additional Production Services and Creative Retakes.

         2.6 PEAK shall pay for Creative Retakes at a rate equivalent to US$ 50.00 per second for animation only and US$ 75.00 per second for digital layout, animation, VFX, compositing.

         2.7 POV shall not change any element of the Production Services or Specifications without the prior written consent of PEAK.

3.       APPROVALS AND DELIVERY

         3.1 POV shall submit the materials specified in paragraph 5 of Exhibit A to PEAK for approval in accordance with the timetable specified therein.

         3.2 POV undertakes to carry out any Technical Retakes requested by PEAK, which are not Additional Production Services or Creative Retakes. Such Technical Retakes shall be undertaken by POV within the reasonable period of time specified by PEAK and the appropriate material shall be resubmitted to PEAK for approval.

         3.3 All such Technical Retakes carried out by POV during the approval process shall be at POV's cost.

         3.4 All transportation and delivery expenses incurred in the approval process shall be borne by the sender.

         3.5 In the event that PEAK does not approve the relevant material after the first re-submission by POV, PEAK shall be entitled to carry out any such modifications at its expense.

         3.6 Delivery of Delivery Materials to PEAK shall be made to Bagshaw Hall, Bagshaw Hill. Bakewell, Derbyshire, DE45 1DL or such other address as PEAK shall notify POV of in writing, on or before the Delivery Dates set out in the Production Schedule and time is of the essence.

         3.7 PEAK shall give notice in writing to POV within (7) calendar days of the delivery of the last item(s) forming the Delivery Materials confirming either that PEAK have accepted the
                  Delivery Materials ("Acceptance") or that the Delivery Materials or any part thereof does not meet the Production Services as specified in Exhibit A together with details of such defects, and confirmation as to whether PEAK requires replacement thereof ("Rejection"). Any such replacement, which is required to conform to the terms of this Agreement, shall be carried out by POV at POV's expense expeditiously and to such timetable, as PEAK shall reasonably require. If no written notice of acceptance or rejection, of the Delivery Materials, is received by POV within (7) calendar days, POV shall deem this as acceptance of PEAK.

         3.8 Any acceptance by PEAK of late or incomplete delivery shall not constitute a waiver of any of PEAK's rights in respect of such late or incomplete delivery.

         3.9 In the event of the Producer and/or Director (representative/ designated supervisor from PEAK) (as defined and identified in Exhibit A) being unable to participate in every episode forming part of the Programmes, PEAK shall procure suitable replacement(s) which shall be confirmed by mutual good faith agreement of both POV and PEAK.

         3.10 Approvals from PEAK shall constitute acceptance of completion of all stages of production as stated in the Production Schedule.

         3.11 All the costs incurred by the PEAK's designated supervisor including salaries, tax, transportation, accommodation and other incidental costs will be fully borne by PEAK.

         3.12 POV shall deliver to PEAK daily "Previews" of the animation synchronised with dialogue of each Episode on POV's FTP site. Previews means animation preview without lighting, rendering, SFX and compositing in QuickTime or Avi file. PEAK will then provide POV with a daily approval and retakes list (if any) within two working days and approvals will be given by PEAK to POV within 2 working days from the FTP delivery date and time.

4.       PAYMENT OF POV BUDGET

         4.1 Subject to Clauses 14, 15 and 17 hereunder and subject to POV complying with its obligations under this Agreement, PEAK shall pay to POV sums contributing towards the POV Budget in accordance with the Production Schedule as set out in Exhibit C(1) & C(2) & D and upon receipt of appropriate invoices.

         4.2 For the avoidance of doubt, the amounts to be paid to POV under this Agreement as outlined in Exhibit C(1) & C(2) shall be in full and final settlement of all work to be undertaken and supplied under this Agreement (other than as provided for in respect of Additional Production Services and Creative Retakes as defined in clauses 2.4 and 2.5 above) and such sums shall include amounts in respect of overheads and services to be supplied hereunder.

         4.3 If Additional Production Services and Creative Retakes are requested and provided in accordance with clauses 2.4 and 2.5, PEAK shall pay POV the Additional Costs in the instalments as stated in clause 2.5 and 2.6.

         4.4 Should PEAK fail to make a payment for a particular Episode in accordance with the Production Schedule within seven (7) business days from the receipt of a written notice to that effect from POV, then POV may withhold delivery of any Episodes until PEAK has remedied its default for such Episode under this paragraph.

         4.5 The payment shall be immediate upon receipt of invoice of PEAK from POV. PEAK should fax POV proof of payment, i.e. advice of remittance.

                  ACCOUNT NAME:      PERSISTENCE OF VISION SDN BHD
                  ACCOUNT NUMBER:    514600142392
                  BANK NAME:         Malayan Banking Berhad
                  ADDRESS:           Level 1 & 2, Menara IMC,
                                     No. 8, Jalan Sultan Ismail,
                                     50250 Kuala Lumpur, Malaysia.

                  SWIFT CODE:        MBBEMYKLA
                  BRANCH CODE:       27-14600
                  BRANCH:            Jalan Sultan Ismail, Kuala Lumpur, Malaysia
                  BRANCH TEL NUMBER: +603-2032 3366

5.       COPYRIGHT AND OTHER RIGHTS AND GRANT OF RIGHTS

         5.1 POV with full title guarantee hereby irrevocably and unconditionally assigns and transfers to PEAK the entire copyright and all other rights title and interest of whatsoever nature (whether or not now in existence) in and to the Programmes (by way of present assignment of present and future copyright) and all rights and benefits in and to the results products and proceeds of all of the Production Services provided or intended to be provided by POV hereunder and all other rights, benefits and consents arising in connection with the Programmes throughout the world and in all media (whether or not now in existence) and in all languages to hold the same unto PEAK absolutely for the full period of copyright throughout the world (and all renewals, reversions and extensions thereof) and thereafter in perpetuity. The foregoing grant shall include but not be limited to all rental, lending and cable retransmission rights.

        5.2 POV hereby irrevocably and unconditionally undertakes to PEAK to do all such further acts and execute all such further documents as may from time to time be required to vest in PEAK all such rights as may be necessary to exploit, advertise and promote the Programmes in all media throughout the world, and in the event POV is unable or unwilling to do so within a reasonable time then POV hereby irrevocably appoints PEAK the right to do so as agent or attorney on its behalf.

         5.3 POV hereby waives the benefit of any provision of law known as "droit moral" or "moral rights" or any similar laws in any legal jurisdiction throughout the world (whether or not now existing).

6.       INSURANCE

         6.1 POV shall obtain from a reputable insurance company adequate production insurances as requested by PEAK prior to production and subject to premiums detailed in the Budget such policies ("Policies") shall be approved by PEAK which wherever possible shall be without unusual deductions or exclusions.

         6.2 POV shall not do or neglect to do any thing or act which shall negate any policy of insurance obtained by POV or PEAK. POV shall likewise take no steps to prevent or delay any insurance claim under any such insurance policy and shall provide any reasonable assistance or support requested by PEAK in respect thereof.

         6.3      PEAK  shall  be  an  additional   insured  party  as  a  named
                  beneficiary on POV's Policies.

7.       EDITORIAL CONTROL

         7.1 PEAK's Representative shall at reasonable times and upon prior written notice of not less than (5) calendar days have reasonable access to POV's premises or any premises or location(s) under its control and PEAK shall further be entitled to view, inspect and remove at PEAK's expense any and all materials and physical items generated by POV hereunder including all rushes and cut sequences of the Programmes and including any paperwork sound-recording or soundtrack.

         7.2 PEAK shall have the full and final say and editorial control in respect of all creative decisions throughout the production of the Programmes, in all decisions concerning the overall financial management of the production of the Programmes and full editorial control of the final cut of all versions of the Programmes PROVIDED THAT POV shall be consulted in good faith in all such respects and that PEAK shall give good faith consideration to POV's views.

8.       CREDITS AND PUBLICITY

         8.1 PEAK shall decide and have the right to approve all credits to be incorporated in the Programmes. PEAK shall where appropriate provide POV as soon as practicable after commencement of production with a list of all proposed credits for inclusion in the Programmes.

         8.2 PEAK will accord an on-screen credit to POV as a co-producer of the Programmes, the position and size of such credit to be as is customary for UK television producers and in the form set out in paragraph 1.8 of the Specifications. PEAK shall also use best endeavours and where reasonable to do so in addition provide credit to POV in any paid advertising, promotion and publicity; and on any packaging related to the sale of DVDs and video cassettes incorporating the Programme. If PEAK has notified such credit obligations to any other person to whom it has granted any rights to exploit the Programmes PEAK shall not be liable for the failure of such person to honour such obligations provided that PEAK shall use all reasonable endeavours to remedy any breach of the POV credit provision on a prospective basis.

         8.3 Any breach of clause 8.2 by PEAK shall entitle POV solely to the recovery of damages and the rights granted by POV to PEAK shall not be capable of termination or revocation by reason of such breach.

         8.4 Except as referred to in 8.5, POV shall not without the prior written approval of PEAK disclose any details or information (other than to its professional advisers) or issue or authorise the issue of any advertisement or publicity regarding the Programmes or this Agreement or the business of PEAK or the Broadcaster.

         8.5 POV shall be entitled to use the name of PEAK and the Programme, and brief excerpts of the Programme and materials relating thereto in any advertising publicity and promotional material relating to POV its parent and subsidiary companies subject to prior written approval of PEAK where any such use by POV shall be prior to the first transmission of the Programme in the United Kingdom.

9.       REPRESENTATIVES

         PEAK's Representative may give any approvals or consents required to be given by PEAK under this Agreement or otherwise requested by POV, and PEAK shall be entitled to rely upon the POV Representative as having the right to take decisions on behalf of POV, all such approvals to be given in a timely manner in accordance with and so as not to disrupt or delay the Production Schedule.

10.      WARRANTIES

         POV warrants and undertakes as follows:

         10.1 POV is a company duly and properly organised and existing according to the laws of Malaysia and it has the power and the authority to enter into this Agreement and perform its obligations under it;

         10.2 except to the extent that any rights are already owned by PEAK or become vested in PEAK pursuant to the operation of this Agreement, POV (and no other person or entity) shall become the first owner throughout the world in all languages of the entire copyright and underlying rights (if any) and the
                  beneficiary   of  all   consents,   waivers   or   contractual
                  entitlements in connection with the Programmes (including without limitation the Production Services) for the purposes of assigning them to PEAK;

         10.3 in respect of any work carried out for the Programmes, and subject to the rights of the Performing Rights Society (or its affiliated organisations based outside of the United Kingdom) in any musical works used in the Programmes POV shall irrevocably secure and pay for all rights and consents of owners of material featured in the Programmes and other persons supplying rights, services and facilities in respect of the Programmes to allow PEAK the unrestricted and unlimited exploitation of the Programme(s) throughout the world in all formats and all media (now known or hereafter devised) and will provide documentation or other evidence in support, if requested;

         10.4 POV has not and it will not assign, license, mortgage, charge or otherwise deal with or encumber any rights whatsoever in the Programmes or any materials or physical items relating to the Programmes;

         10.5 all other important agreements relating to the Programmes shall be in writing;

         10.6 there are no claims or proceedings pending or threatened, which might affect POV's ability to perform its obligations under this Agreement or which otherwise, might adversely affect the production, delivery or exploitation of the Programmes;

         10.7 POV shall promptly advise PEAK of the occurrence of any event or the existence of any condition, which will adversely affect the financial condition of POV and/or its ability to fulfill its obligations under this Agreement;

         10.8     the Production Services in Exhibit A is achievable;

         10.9 the Programmes will be produced to a standard of first class technical, as per broadcast's standard quality.

         PEAK warrants and undertakes as follows:

         10.10 the format and concept of the Monster in my Pocket is original to and totally owned by Morrison entertainment Group Inc who, in an agreement dated 11 November 2003 have granted the exploitation rights to PEAK;

         10.11 the format and concept of the Monster in my Pocket does not infringe any rights, trade marks or so called intellectual property rights of any third party; and

         10.12 Peak has the authority to contract POV to undertake the Production Services.

11.      INDEMNITY

11.1 POV will indemnify PEAK against all loss (direct or indirect), actions, claims, costs, proceedings or damages directly arising from any breach or non-performance by it of any agreement, undertaking or warranty given by it in this Agreement and against all costs and expenses incurred and payments made on legal advice in settling any action, claim or proceedings arising from such breach or non-performance of any of the provisions of this Agreement, PROVIDED THAT POV shall be consulted in good faith with regard to any such claims and/or proposed settlements and PEAK shall give good faith consideration to POV's views.

11.2 PEAK will indemnify POV against all loss (direct or indirect), actions, claims, costs, proceedings or damages directly arising from any breach or non-performance by it of any agreement, undertaking or warranty given by it in this Agreement and against all costs and expenses incurred and payments made on legal advice in settling any action, claim or proceedings arising from such breach or non-performance of any of the provisions of this Agreement, PROVIDED THAT PEAK shall be consulted in good faith with regard to any such claims and/or proposed settlements and POV shall give good faith consideration to PEAK's views

12.      PRODUCTION CONTRACTS AND CLEARANCES

         12.1 If requested, POV shall, as soon as reasonably practicable, provide to PEAK drafts of all agreements for the provision or purchase of services or goods for approval including all agreements with freelance personnel.

         12.2 POV shall ensure that all production contracts or engagements entered into by POV in connection with the Programmes shall:-

                  12.2.1   be in writing and fully executed and dated;

                  12.2.2   be consistent with the terms of this Agreement;

                  12.2.3 contain, where possible, a grant of rights/consents/permissions on an unconditional and irrevocable basis to permit the unlimited exploitation of the Programmes world-wide in all formats and all media (now known or hereafter devised);

                  12.2.4 contain a waiver of moral rights and all other similar rights in all jurisdictions throughout the world;

                  12.2.5 provide for all inclusive buy-out fees, i.e. no additional fees, guild payments, residuals, royalties, repeat fees, participation's or any other similar payments shall be due in respect of the broadcast, sale or other exploitation of the Programmes in any and all media (whether now existing or invented in the future) throughout the world for the full period of copyright and thereafter in perpetuity except in respect of performance and broadcasting royalties payable in respect of musical works where the copyright is assigned to PRS or one of its affiliates.

13.      OWNERSHIP OF MATERIALS

         13.1 POV acknowledges that any and all materials, documentation and physical items produced or acquired by it for or in connection with the Programmes or for recording the Programmes and arising as a result of the Production Services (including inter alia any and all materials supplied to POV by PEAK) ("the Materials") shall be the sole and exclusive property of PEAK.

         13.2 Upon completion of the Production Services, and if requested by PEAK, POV hereby undertakes to provide a list of the Materials and PEAK shall determine whether it will require at its sole cost and expense the return of such Materials or any of them to PEAK in the United Kingdom or require the destruction of the same or the disposal of the Materials in any other way as directed by PEAK. In the event that PEAK shall not have so directed POV within 28 days of completion of the Production Services PEAK agrees to pay to POV reasonable storage charges relating to such Materials.

14.      FORCE MAJEURE

         In the event that the production of the Programmes shall be prevented or substantially interfered with by reason of fire, earthquake, hurricane, flood, natural catastrophe, casualty, accident, riot or war, Act of God, political upheaval, law ordinance or executive or judicial order of authorities, lock-out, labour dispute or the death or incapacity of the director, producer or any principal member of the crew supplied by PEAK or any other cause reasonably beyond the control of POV and PEAK, then neither POV nor PEAK shall be in default or breach of this Agreement and the obligations of POV and PEAK towards each other shall be suspended for the duration of the event, and the Production Schedule and the time within which POV is obliged to complete its services hereunder shall be extended for a period equivalent to the period of any such event but the maximum duration of such extension shall be 12 (twelve) weeks.

15.      TAKEOVER/ABANDONMENT

         15.1 PEAK shall have the right to take over (either partially or completely) or abandon the rendition of the Production Services upon giving written notice to POV of its election to do so in any of the following events:

                  15.1.1 POV is in material breach of any of its warranties, undertakings or obligations under this Agreement other than a remediable breach of which PEAK gives POV notice and which is remedied to the satisfaction of PEAK within 10 (ten) days of such notice;

                  15.1.2 there is an overspend or there is in PEAK's opinion likely to be an overspend which in the opinion of PEAK has arisen or will arise because of the imprudent, negligent or deliberate act or omission of POV or as a consequence of a `Force Majeure' event;

                  15.1.3 PEAK has terminated this Agreement under Clause 17 or has the right to do so.

         15.2     If PEAK  elects to take over or  abandons  pursuant  to clause
                  15.1:

                  15.2.1 POV shall assign the benefit of all production contracts and all similar contracts relating to the Programmes which PEAK requests to have assigned to it and PEAK shall be responsible for performing POV's obligations under all production contracts approved by PEAK as from the date of their assignment to PEAK;

                  15.2.2 POV shall provide a statement of account to PEAK containing details of all costs incurred to the date of take-over or abandonment together with details of contractual commitments to be honoured by POV, and in the event of termination by PEAK pursuant to clause
                           17.1.6 hereof, PEAK shall only be liable for the production cost incurred up to the end of the Production Phase in which termination was notified in accordance with the schedule and Production Phases outlined in Exhibit C. PEAK will also make good faith negotiations to cover any long term financial commitments made directly in connection with the Programmes by POV prior to notification of termination by PEAK.

                  15.2.3 POV shall not undertake any further obligation in relation to the Programmes unless required by PEAK to do so;

                  15.2.4 PEAK shall have the right to proceed with the production and completion of the Programmes in such manner (if at all) as it may decide;

                  15.2.6 Except in respect of binding commitments as referred to in 15.2.2 hereof, PEAK shall have no further obligation to advance sums to POV in respect of POV Budget and any Additional Costs.

         15.3 Any takeover or abandonment by PEAK shall not in any way affect the rights and remedies which PEAK has under this Agreement or at law by reason of any breach by POV of any of its warranties, undertakings or contractual obligations under this Agreement.

         15.4 PEAK shall be entitled at any time after taking over production of the Programmes pursuant to Clause 15.1 to abandon production of the Programmes and provided that PEAK shall have complied with its obligations pursuant to 15.2.3 hereof POV hereby irrevocably agrees that it shall have no objections or claims against PEAK or any other party providing finance or resources for the Programmes in that event.

16.      OVERSPEND

16.1 If POV becomes aware that other than in relation to and arising from approved Additional Production Services, the total cost is likely to exceed the POV Budget POV shall forthwith:

                  16.1.1 prepare and submit to PEAK a full statement of account containing details of costs incurred but not yet paid for and an estimate of costs likely to be incurred to complete the rendition of the Production Services;

                  16.1.2 submit detailed proposals for reducing the cost of the items allowed for in POV Budget;

                  16.1.3 comply with any reasonable directions given by PEAK to reduce any expense.

         16.2 If, following the procedures set out above, there shall continue to be overspend or likely overspend, then POV shall be solely responsible for and pay for all such overspend unless the overspend was due to events or circumstances entirely outside the control of POV and POV has complied with Clause 16.1 in which event PEAK shall pay for any such overspend, or shall be entitled to take-over or abandon production of the Programme in accordance with cause 15 hereof.

         16.3 In the event that the Production Schedule is extended or delayed by reason of any default of POV, then POV shall pay or reimburse PEAK for all additional costs reasonably incurred by PEAK as a direct result thereof. Any amounts so payable shall be paid promptly on presentation of an invoice.

17.      TERMINATION

         17.1 Without prejudice to any rights under this Agreement, PEAK shall be entitled, by notice in writing, to terminate POV's engagement to provide the Production Services if:

                  17.1.1 POV is in breach of any term of this Agreement, which is incapable of remedy or if capable of remedy is not remedied within 10 (ten) business days of POV becoming aware or being notified of it;

                  17.1.2   POV is declared or becomes insolvent;

                  17.1.3 POV suffers the making of an administration order or has a receiver (including an administrative receiver) or manager appointed over the whole or any part of its assets or if an order is made or a resolution is passed for its winding up (except for the purposes of amalgamation or reconstruction) or a notice is issued convening a meeting of POV's creditors or POV enters into or proposes to enter into any composition or arrangement with its creditors or a court order is obtained against POV which is likely in the opinion of PEAK to materially affect POV's financial condition or ability to fully perform all of its obligations hereunder or if POV ceases or threatens to cease to carry on business;

                  17.1.4 an event of force majeure shall continue for a period either consecutive or in the aggregate of 12 (twelve) weeks or more (and in respect of the circumstances mentioned in this sub-clause POV shall equally have a right to terminate); or

                  17.1.5 POV shall abandon or announce that it intends to abandon the business of providing production services or suffers a change in the majority ownership or control of its business.

                  17.1.6 PEAK so desires, at its absolute discretion, before the start of the animation production of Episode 6, subject to PEAK paying for all milestones met by POV per Exhibit C1 & C2 and subject to POV having the right to complete Episodes 1 to 5 and PEAK agreeing to pay for these.

         17.2 In the event of termination of this Agreement or the provision of POV's services hereunder all rights, benefits and entitlements acquired by PEAK as set out in this Agreement shall remain vested in PEAK PROVIDED THAT PEAK shall have complied with its payment obligations under 15.2.3 hereof.

18.      MISCELLANEOUS

         18.1 A waiver of any breach of this Agreement shall not waive any prior or subsequent breach. All remedies shall be cumulative and the waiver of any one shall not waive any other.

         18.2 PEAK shall be entitled to assign this Agreement (in whole or in part) to any subsidiary or affiliated company of PEAK or to any other third party provided that PEAK shall remain responsible for its obligations hereunder. POV shall not assign this Agreement without the prior written approval of PEAK which approval shall not be withheld other than for the purpose of corporate reconstruction or amalgamation, which shall not require PEAK's approval.

         18.3 If any part of this Agreement or the application thereof to either party shall for any reason be adjudged by any court or other legal authority of competent jurisdiction to be invalid such judgement shall not affect the remainder of this Agreement, which shall continue in full force and effect.

         18.4 Any notices required to be given under the provisions of this Agreement shall be in writing in English and shall be deemed to have been duly served if hand delivered, posted by registered or recorded delivery or sent by facsimile/e-mail and any notice so given shall be deemed to have been served:
                  (a) if hand delivered, at the time of delivery; (b) if posted, on the third day after posting and such communication shall be sent by registered or recorded delivery; (c) if sent by facsimile/e-mail upon confirmation of successful transmission.

         18.5    Notices shall be sent:

                 To POV:                                   To PEAK:

                 LG Floor, Faculty of Creative Multimedia, Bagshaw Hall
                 Multimedia University,                    Bagshaw Hill
                 Jalan Multimedia, 63100 Cyberjaya,        Bakewell
                 Malaysia                                  Derbyshire
                                                           DE45 1DL

                 Attention:  Alice Dizon Manuel            Attention: Phil Ogden

         18.6 This Agreement supersedes and cancels all previous arrangements, understandings, representations or agreements between the parties hereto either oral or written with respect to the Programmes and constitutes the entire agreement between POV and PEAK with reference to the Programmes and no variation of any of the terms or conditions hereof may be made unless such variation is agreed in writing and signed by the parties.

         18.7 Nothing in this Agreement is intended to or shall be deemed to constitute a partnership or joint venture between POV and PEAK.

         18.8 The clause headings in this Agreement are for the convenience of the parties only and shall not limit, govern or otherwise affect its interpretation in any way.

19.      PROPER LAW

         19.1     This   Agreement   shall  be  governed  by  and  construed  in
                  accordance with the laws of England and Wales.

         19.2 The parties hereby submit to the exclusive jurisdiction of the courts of England and Wales.

20       RIGHTS OF THIRD PARTIES

         A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 (the"1999 Act") to enforce or to rely upon any term of this Agreement but this does not affect any right or remedy of a third party which exists or is available apart from the 1999 Act

SIGNED by Alice Dizon Manuel                        )
for and on behalf of                                )
POV                                                 )



In the presence of                                  )



SIGNED by Phil Ogden                                )
for and on behalf of                                )
Peak Entertainment Limited                          )



In the presence of                                  )

EXHIBIT A
                                                  THE PRODUCTION SERVICES


1.       THE SPECIFICATIONS

         THE PROGRAMME

         1.1      Name of Programme:                   Monster in my Pocket -
                                                         The Quest
         1.2      Number of Episodes:                  26
         1.3      Length (animation running time):     22 minutes
         1.4      Length (inclusive of main and end
                  titles and commercial breaks):       30 minutes and  0 seconds

         1.5      Original concept from                M.E.G.

         KEY PERSONNEL

         1.6      Producer:                            tbc
                  Director:                            tbc

         TECHNICAL REQUIREMENTS
         1.7                                           TBA
         CREDITS

         1.8 The end credit will be "A PEAK Entertainment/ Cosgrove Hall Films/ POV Production"

         1.9      Primary Studio: Persistence of Vision Sdn Bhd (POV), LG Floor,
                  Faculty  of  Creative  Multimedia,   Jalan  Multimedia,  63100
                  Cyberjaya, Malaysia

2.       MATERIALS TO BE DELIVERED FROM PEAK TO POV:

         Series bible for the Programmes, final scripts, model pack (to include 13 main character models, all secondary character models, 3 vehicle models, all main props, 8 main locations, colour keys, and key backgrounds), exposure sheets, audio tapes (and/or CD audio) with edited dialogue, and all other pre-production materials up to timed or slugged storyboards.

3. THE PRODUCTION SERVICES TO BE CARRIED OUT BY POV IN ACCORDANCE WITH THIS AGREEMENT AND THE SPECIFICATIONS: Rigging of all key characters, model, texture and rigging of one new character per episode, model and texture up to 8 new props per episode, animatic, digital layout, animation, special effects, lighting, rendering, compositing. Providing comments on scripts, storyboards and production design.

4.       DELIVERY MATERIALS

         Upon completion of the production work which is the subject of this Agreement, POV shall deliver to PEAK the following materials on the dates set out in the Production Schedule as set out in Exhibit C(1) & C(2).

5.       APPROVALS

5.1 POV will send the following items to PEAK for approval and PEAK shall approve or provide reasons for rejection within the timescales outlined below:

---------------------------------------------------------------------------------------------------------
Item                                    Comments/Approval back to POV         Corrections to PEAK
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
1) Final 3D models complete with
   textures

2) Set-ups inclusive of rigs (skinned   Within (7) calendar days of receipt   Within (7) calendar days of
   skeleton)                            by PEAK from POV                      receipt by POV from PEAK


3) Blend shapes (morphs)

4) Animatic

5) Animation

6) SFX

7) Final Composite
---------------------------------------------------------------------------------------------------------

                                    EXHIBIT B
                         THE POV BUDGET AND THE CASHFLOW


THE POV BUDGET:

US$ 3,250,000 FOR 26 EPISODES:

1) US$ 260,000 (US$ 10,000 x 26 episodes) for the Set-ups in the cash flow budget

2)    US$ 2,340,000 (US$ 90,000 x 26 episodes) in the cash flow budget

2) USD 650,000 (US$ 25,000 x 26 episodes) in the financing budget which will be received from the first recoupment, but not exceeding 9.10% of Worldwide Net Proceeds, from all sources and in perpuity.

THE CASHFLOW:

      TERMS OF PAYMENT:

            1)    US$ 260,000 FOR THE SET-UPS:

                  50% downpayment, upon signing of Agreement = US$ 130,000

                  15% instalment in July 2004 = US$ 39,000

                  20% instalment in August 2004 = US$ 52,000

                  15% final instalment in September 2004 = US$ 39,000

            2)    US$ 2,340,000, FOR THE 26 EPISODES, AT US$ 90,000 PER EPISODE

                  50% upon receipt of PEAK's materials per episode = US$ 45,000

                  20% upon PEAK's 100% approval of animation per episode = US$ 18,000

                  20% upon delivery of each completed episode = US$ 18,000

                  10% upon delivery of technical retakes per episode = US$ 9,000

EXHIBIT C(1)

MONSTERS IN MY POCKET
SET-UPS FOR (26) EPISODES

a) DELIVERY SCHEDULE OF THE SET-UPS FROM POV TO PEAK

--------------------------------------------------------------------------------------
                             Balance of 50% of  50% of environment   Balance of 50% of
        50% of Character     Character Models    models upload to   environment models
 #    Models Upload to FTP  Upload to FTP from   FTP from POV to    upload to FTP from
        from POV to PEAK        POV to PEAK           PEAK             POV to PEAK
--------------------------------------------------------------------------------------
 1         2-Jul-04             13-Aug-04           27-Aug-04           30-Sep-04
--------------------------------------------------------------------------------------

(b) PAYMENT SCHEDULE OF PEAK TO POV

------------------------------------------------------------------------------------------------------------------------------
      50% Downpayment             15% Instalment             20% Instalment            15% Instalment              TOTAL
------------------------------------------------------------------------------------------------------------------------------
 1-Jun-04  USD 130,000.00    1-Jul-04  USD 39,000.00    1-Aug-04  USD 52,000.00    1-Sep-04  USD 39,000.00     USD 260,000.00
------------------------------------------------------------------------------------------------------------------------------

EXHIBIT C(1)

MONSTER IN MY POCKET

DELIVERY MILESTONES AND PAYMENT SCHEDULE (FIRST 5 EPISODES)

                                                                     20% upon last daily preview
               Total Net Amount       50% upon pre-production           reception on FTP site          20% upon shipment of digital
  #    Ep #      To Be Billed         shipped from PEAK to POV             from POV to PEAK               beta from POV to PEAK
-----------------------------------------------------------------------------------------------------------------------------------
  1      1      USD 90,000.00       30-Jul-04    USD 45,000.00       22-Oct-04    USD 18,000.00       10-Dec-04      USD 18,000.00
-----------------------------------------------------------------------------------------------------------------------------------
  2      2      USD 90,000.00        6-Aug-04    USD 45,000.00       5-Nov-04     USD 18,000.00       31-Dec-04      USD 18,000.00
-----------------------------------------------------------------------------------------------------------------------------------
  3      3      USD 90,000.00       13-Aug-04    USD 45,000.00       26-Nov-04    USD 18,000.00       28-Jan-05      USD 18,000.00
-----------------------------------------------------------------------------------------------------------------------------------
  4      4      USD 90,000.00       27-Aug-04    USD 45,000.00       10-Dec-04    USD 18,000.00       18-Feb-05      USD 18,000.00
-----------------------------------------------------------------------------------------------------------------------------------
  5      5      USD 90,000.00       3-Sep-04     USD 45,000.00       7-Jan-05     USD 18,000.00       18-Mar-05      USD 18,000.00
-----------------------------------------------------------------------------------------------------------------------------------
     TOTAL     USD 450,000.00                   USD 225,000.00                    USD 90,000.00                      USD 90,000.00
           ----------------------            ---------------------              ------------------                -----------------


                   10% upon shipment of technical
                   retakes to postproduction from
  #    Ep #                 POV to PEAK
-----------------------------------------------------
  1      1     24-Dec-04        USD   9,000.00
-----------------------------------------------------
  2      2     14-Jan-05        USD   9,000.00
-----------------------------------------------------
  3      3     11-Feb-05        USD   9,000.00
-----------------------------------------------------
  4      4     4-Mar-05         USD   9,000.00
-----------------------------------------------------
  5      5     1-Apr-05         USD   9,000.00
-----------------------------------------------------
     TOTAL                      USD  45,000.00
                               ----------------------

EXHIBIT C(2)

MONSTER IN MY POCKET

DELIVERY MILESTONES AND PAYMENT SCHEDULE (FIRST 5 EPISODES)

                                                                       20% upon last daily preview
                 Total Net Amount       50% upon pre-production           reception on FTP site         20% upon shipment of digita
  #    Ep #        To Be Billed         shipped from PEAK to POV             from POV to PEAK              beta from POV to PEAK
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
  1        6       USD 90,000.00     10-Sep-04     USD 45,000.00        21-Jan-05    USD 18,000.00     1-Apr-05      USD 18,000.00
-----------------------------------------------------------------------------------------------------------------------------------
  2        7       USD 90,000.00     24-Sep-04     USD 45,000.00        7-Jan-05     USD 18,000.00     25-Feb-05     USD 18,000.00
-----------------------------------------------------------------------------------------------------------------------------------
  3        8       USD 90,000.00      1-Oct-04     USD 45,000.00        21-Jan-05    USD 18,000.00     18-Mar-05     USD 18,000.00
-----------------------------------------------------------------------------------------------------------------------------------
  4        9       USD 90,000.00      8-Oct-04     USD 45,000.00        8-Apr-05     USD 18,000.00     20-May-05     USD 18,000.00
-----------------------------------------------------------------------------------------------------------------------------------
  5       10       USD 90,000.00     22-Oct-04     USD 45,000.00        11-Feb-05    USD 18,000.00     29-Apr-05     USD 18,000.00
-----------------------------------------------------------------------------------------------------------------------------------
  6       11       USD 90,000.00     29-Oct-04     USD 45,000.00        25-Feb-05    USD 18,000.00     13-May-05     USD 18,000.00
-----------------------------------------------------------------------------------------------------------------------------------
  7       12       USD 90,000.00     19-Nov-04     USD 45,000.00        18-Mar-05    USD 18,000.00     17-Jun-05     USD 18,000.00
-----------------------------------------------------------------------------------------------------------------------------------
  8       13       USD 90,000.00     26-Nov-04     USD 45,000.00        22-Apr-05    USD 18,000.00     17-Jun-05     USD 18,000.00
-----------------------------------------------------------------------------------------------------------------------------------
  9       14       USD 90,000.00     10-Dec-04     USD 45,000.00        1-Apr-05     USD 18,000.00     1-Jul-05      USD 18,000.00
-----------------------------------------------------------------------------------------------------------------------------------
  10      15       USD 90,000.00     24-Dec-04     USD 45,000.00        29-Apr-05    USD 18,000.00     22-Jul-05     USD 18,000.00
-----------------------------------------------------------------------------------------------------------------------------------
  11      16       USD 90,000.00     21-Jan-05     USD 45,000.00        6-May-05     USD 18,000.00     12-Aug-05     USD 18,000.00
-----------------------------------------------------------------------------------------------------------------------------------
  12      17       USD 90,000.00     28-Jan-05     USD 45,000.00        8-Jul-05     USD 18,000.00     26-Aug-05     USD 18,000.00
-----------------------------------------------------------------------------------------------------------------------------------
  13      18       USD 90,000.00     18-Feb-05     USD 45,000.00        3-Jun-05     USD 18,000.00     16-Sep-05     USD 18,000.00
-----------------------------------------------------------------------------------------------------------------------------------
  14      19       USD 90,000.00     25-Feb-05     USD 45,000.00        22-Jul-05    USD 18,000.00     16-Sep-05     USD 18,000.00
-----------------------------------------------------------------------------------------------------------------------------------
  15      20       USD 90,000.00     18-Mar-05     USD 45,000.00        10-Jun-05    USD 18,000.00     30-Sep-05     USD 18,000.00
-----------------------------------------------------------------------------------------------------------------------------------
  16      21       USD 90,000.00     25-Mar-05     USD 45,000.00        8-Jul-05     USD 18,000.00     28-Oct-05     USD 18,000.00
-----------------------------------------------------------------------------------------------------------------------------------
  17      22       USD 90,000.00     15-Apr-05     USD 45,000.00        15-Jul-05    USD 18,000.00     11-Nov-05     USD 18,000.00
-----------------------------------------------------------------------------------------------------------------------------------
  18      23       USD 90,000.00     22-Apr-05     USD 45,000.00        12-Aug-05    USD 18,000.00     16-Dec-05     USD 18,000.00
-----------------------------------------------------------------------------------------------------------------------------------
  19      24       USD 90,000.00     13-May-05     USD 45,000.00        19-Aug-05    USD 18,000.00     31-Dec-05     USD 18,000.00
-----------------------------------------------------------------------------------------------------------------------------------
  20      25       USD 90,000.00     20-May-05     USD 45,000.00        16-Sep-05    USD 18,000.00     27-Jan-06     USD 18,000.00
-----------------------------------------------------------------------------------------------------------------------------------
  21      26       USD 90,000.00      3-Jun-05     USD 45,000.00        23-Sep-05    USD 18,000.00     10-Feb-06     USD 18,000.00
-----------------------------------------------------------------------------------------------------------------------------------
      TOTAL     USD 1,890,000.00                  USD 945,000.00                    USD 378,000.00                  USD 378,000.00
                ------------------                ----------------                 -----------------                ---------------

                   10% upon shipment of technical
                   retakes to postproduction from
  #    Ep #                 POV to PEAK
---------------------------------------------------
---------------------------------------------------
  1        6     15-Apr-05         USD   9,000.00
---------------------------------------------------
  2        7     11-Mar-05         USD   9,000.00
---------------------------------------------------
  3        8     1-Apr-05          USD   9,000.00
---------------------------------------------------
  4        9     3-Jun-05          USD   9,000.00
---------------------------------------------------
  5       10     13-May-05         USD   9,000.00
---------------------------------------------------
  6       11     27-May-05         USD   9,000.00
---------------------------------------------------
  7       12     1-Jul-05          USD   9,000.00
---------------------------------------------------
  8       13     1-Jul-05          USD   9,000.00
---------------------------------------------------
  9       14     15-Jul-05         USD   9,000.00
---------------------------------------------------
  10      15     5-Aug-05          USD   9,000.00
---------------------------------------------------
  11      16     26-Aug-05         USD   9,000.00
---------------------------------------------------
  12      17     9-Sep-05          USD   9,000.00
---------------------------------------------------
  13      18     30-Sep-05         USD   9,000.00
---------------------------------------------------
  14      19     30-Sep-05         USD   9,000.00
---------------------------------------------------
  15      20     14-Oct-05         USD   9,000.00
---------------------------------------------------
  16      21     11-Nov-05         USD   9,000.00
---------------------------------------------------
  17      22     25-Nov-05         USD   9,000.00
---------------------------------------------------
  18      23     30-Dec-05         USD   9,000.00
---------------------------------------------------
  19      24     13-Jan-06         USD   9,000.00
---------------------------------------------------
  20      25     10-Feb-06         USD   9,000.00
---------------------------------------------------
  21      26     24-Feb-06         USD   9,000.00
---------------------------------------------------
      TOTAL                        USD 189,000.00
                                  -----------------

                                    EXHIBIT D

(1) ASSIGNMENT OF THIS AGREEMENT (INCLUDING ALL EXHIBITS) TO A PEAK MALAYSIAN ENTITY

         When a company controlled by PEAK Entertainment Holdings Inc. is fully established and registered under the laws of Malaysia, PEAK may assign all rights and obligations of this Agreement to the new PEAK Malaysian company. This assignment may be effected by PEAK advising POV in writing at the address specified for Notices in clause 18.5.

(2)      APPROVAL FOR POV SECURING LOAN AGAINST THIS AGREEMENT

         For purpose of POV being able to secure loan funds as mobilization expenses for the CG Animation Production of the series, Monster in my Pocket - The Quest, PEAK hereby agrees to POV, using this Agreement, to secure loan funds from Malaysian Debt Ventures (MDV) or any bank using the contract value of US$ 835,000, which is the cost of Set-ups of the 26 episodes (US$ 260,000) and the cost of the first five (5) episodes (US$ 575,000) of the series.

(3) SHORT TERM FINANCING OF PAYMENTS DUE IN RESPECT OF EPISODES 1-5 AND SET-UP OF 26 EPISODES

         The purpose of the above loan funding from MDV (or any other bank) is to provide the cashflow required by POV between signature of this Agreement and the establishment of a PEAK company in Malaysia. PEAK has agreed to cover the cost of this arrangement in above clause 1.1.3 (c). PEAK has been and will continue to expend all reasonable endeavours to ensure the PEAK company is established in Malaysia by September 2004, complete with committed funds sufficient to finance the entire Production Budget requirement.

         PEAK's obligations to make payments according to Exhibit C1 are thus delayed, with POV receiving these monies in the first instance from MDV, in the form of a loan, according to the same schedule. The ultimate liability for these payments rests with PEAK as confirmed below.

         PEAK agrees to pay the full amount due in respect of Episodes 1-5 and the Set-up of Episodes 1-26 no later than the date of delivery of these Delivery Materials in full, whether or not any PEAK Malaysian company has been incorporated and irrespective of the interim financing arrangements entered into by POV.


                                       5